UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 14, 2006

Oil-Dri Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	0-8675	36-2048898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue
Suite 400
Chicago, Illinois	60611-4213

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

          Third Amendment to Richard M. Jaffee Agreement.  As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2006 (the “Prior Form 8-K”), Oil-Dri Corporation of America (the “Registrant”) and Richard M. Jaffee, Chairman of the Registrant’s Board of Directors, have executed an amendment to their existing consulting agreement.  The agreement, originally entered into in October 1989, had been previously amended in October 1998 and then again in October 2000.  The third amendment was executed on February 7, 2006 and was subject to approval by the Registrant’s Board of Directors.  At its regular meeting on March 14, 2006, the Registrant’s Board of Directors unanimously (with Mr. Jaffee abstaining) approved the third amendment.  The summary of the third amendment set forth in the Prior Form 8-K is incorporated herein by reference, and is qualified in its entirety by reference to the complete amendment, which was filed as Exhibit 10.1 to the Prior Form 8-K.

          Board Adoption of 2006 Long Term Incentive Plan.  Also on March 14, 2006, the Registrant’s Board of Directors unanimously approved adoption of the Oil-Dri Corporation of America 2006 Long Term Incentive Plan (“2006 Plan”), subject to approval by the Registrant’s stockholders. The Registrant expects to present the plan to stockholders for approval at the December 2006 annual meeting of stockholders.  The 2006 Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based and cash-based awards.  Employees and non-employee directors of the Registrant are eligible to receive grants under the 2006 Plan.  The total number of shares of Stock (as defined in the 2006 Plan) subject to grants under the 2006 Plan may not exceed 750,000.  No grants under the 2006 Plan will be exercisable or payable to a participant prior to approval of the 2006 Plan by the Registrant’s stockholders.  A copy of the 2006 Plan is attached as Exhibit 10.2 and the information contained therein is incorporated herein by reference.

          Restricted Stock Award to Daniel S. Jaffee.  At its regular meeting on March 14, 2006, the Compensation Committee of the Registrant’s Board of Directors unanimously approved a grant to the Registrant’s President and Chief Executive Officer, Daniel S. Jaffee, of 70,000 restricted shares of the Company’s Class B Stock under the terms of the 2006 Plan, subject to approval of that plan by the Registrant’s stockholders.  The restrictions on these shares will lapse, and the shares will vest, in 20% increments beginning December 6, 2006 and on each of the four subsequent anniversaries of that date, provided Mr. Jaffee is employed by the Registrant on those dates.  A copy of the Restricted Stock Agreement entered into between Mr. Jaffee and the Registrant is attached as Exhibit 10.3 and the information contained therein is incorporated herein by reference.

Item 8.01  Other Events.

Also on March 14, 2006, the Board of Directors of the Registrant declared regular quarterly cash dividends of $0.12 per share of the Registrant’s Common Stock and $0.09 per share of the Registrant’s Class B Stock.  The dividends will be payable on June 2, 2006 to stockholders of record at the close of business on May 5, 2006.  A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being provided as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits

10.1 *

Third Amendment to Agreement, dated as of January 31, 2006, between Oil-Dri Corporation of America and Richard M. Jaffee (incorporated by reference to  Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed February 13, 2006)

10.2 *	Oil-Dri Corporation of America 2006 Long Term Incentive Plan

10.3 *	Restricted Stock Agreement, dated as of March 14, 2006, between Oil-Dri Corporation of America and Daniel S. Jaffee

99.1	Press Release of the Registrant, dated March 14, 2006

* Indicates management contract or compensatory plan or arrangement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

	By:	/s/ Charles P. Brissman

Charles P. Brissman
Vice President and General Counsel

Date: March 20, 2006

Exhibit Index

Exhibit Number	Description of Exhibits

10.1 *

Third Amendment to Agreement, dated as of January 31, 2006, between Oil-Dri Corporation of America and Richard M. Jaffee (incorporated by reference to  Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed February 13, 2006)

10.2 *	Oil-Dri Corporation of America 2006 Long Term Incentive Plan

10.3 *	Restricted Stock Agreement, dated as of March 14, 2006, between Oil-Dri Corporation of America and Daniel S. Jaffee

99.1	Press Release of the Registrant, dated March 14, 2006

* Indicates management contract or compensatory plan or arrangement.